UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                   May 4, 2007

                         CHINA ORGANIC AGRICULTURE, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
(Commission File Number)                       (IRS Employer Identification No.)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                   Songyuan City, Jilin Province, P.R. China
                   -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-561-3604
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                    Industrial Electric Services, Inc. (INEL)
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

      On May 4, 2007, Industrial Electric Services, Inc., a Florida corporation (the "Company"), changed its name to "China Organic Agriculture, Inc."

      The change in name was authorized by written consent of the Company's stockholders holding more than a majority of the Company's issued and outstanding common stock pursuant to the 2006 Florida Statutes and our by-laws, and by the filing with the Secretary of State of the State of Florida of our Articles of Amendment to our Articles of Incorporation. The outstanding shares of the Company's capital stock will not be affected by the change in name.

Exhibits

   3.1     Articles of Amendment to Articles of Incorporation as filed on May 4,
           2007
   99.1    Press release, dated May 10, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2007                    China Organic Agriculture, Inc.


                                     /s/ Jian Lin
                                     -------------------------------------------
                                     Name: Jian Lin
                                     Title: Chairman and Chief Executive Officer